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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                        ----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                            Securities Act of 1934



        Date of Report (Date of earliest event reported): February 5, 1998





                             ARCADIA FINANCIAL LTD.
                          as Servicer with respect to
                 ARCADIA AUTOMOBILE RECEIVABLES TRUST, 1997-C
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                    333-14983                  41-1743653
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(State or other jurisdiction        (Commission               (IRS employer
    of incorporation)               file number)            identification No.)


      7825 Washington Avenue South, Minneapolis, Minnesota 55439-2435
      ---------------------------------------------------------------
                 (Address of principal executive offices)


Registrant's telephone number, including area code:       (612) 942-9880
                                                    --------------------------



------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

          Not applicable.

Item 5.   OTHER EVENTS.

          Pursuant to the Sale and Servicing Agreement, dated as of September 1, 1997 (the "Agreement"), among Arcadia Automobile Receivables Trust, 1997-C (the "Trust"), as Issuer, Arcadia Receivables Finance Corp., as Seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and The Chase Manhattan Bank, as Backup Servicer, The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"), made distributions to the Note Distribution Account for distribution to the holders of notes representing indebtedness of the Trust (the "Noteholders"), and the Indenture Trustee delivered to Noteholders statements required by Section 4.9 of the Agreement, which statements were prepared from information contained in the Servicer's Certificate delivered to the Indenture Trustee and Wilmington Trust Company, not in its individual capacity but as Owner Trustee, pursuant to
          Section 3.9 of the Agreement and attached hereto as Exhibit 99.1.

Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)   Financial statements of businesses acquired.

                Not applicable.

          (b)   Pro forma financial information.

                Not applicable.

          (c)   Exhibits.

                The following exhibit is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                Exhibit No.      Description
                -----------      -----------

                   99.1          Servicer's Certificate, dated
                                 February 15, 1998, delivered to the Trustee


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

February 15, 1998                      ARCADIA AUTOMOBILE RECEIVABLES TRUST,
                                       1997-C

                                       By  ARCADIA FINANCIAL LTD.,
                                           as Servicer with respect to Arcadia
                                           Automobile Receivables Trust, 1997-C

                                       By: /s/ Brian S. Anderson
                                           ------------------------------------
                                           Brian S. Anderson
                                           Senior Vice President and Corporate
                                           Controller

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                                INDEX TO EXHIBITS



Exhibit Number                                                          Page
--------------                                                          ----

     99.1 Servicer's Certificate, dated February 15, 1998, delivered to the Trustee